UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2006
INTERACTIVE DATA CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31555 (Commission File Number)	13-3668779 (I.R.S. Employer Identification No.)

22 Crosby Drive, Bedford, Massachusetts (Address of principal executive offices)	01730 (Zip Code)
Registrant’s telephone number, including area code: (781) 687-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into Material Definitive Agreement.
Amendment to the Compensation Plan for Non-Employee Directors
At a meeting on February 16, 2006, the Board of Directors approved modifications to the compensation paid to members of the Company’s Board of Directors other than members who are employees of the Company or Pearson plc (“Non-Employee Directors”) pursuant to the Company’s Compensation Plan for Non-Employee Directors (the “Director’s Plan”). Beginning February 16, 2006, each Non-Employee Director will automatically receive the following annual cash fees paid in quarterly installments in arrears:
•	Board Retainer — $30,000

•	Compensation Committee Non-Chairperson Member— $5,000

•	Chairperson of Compensation Committee — $10,000

•	Audit Committee Non-Chairperson Member — $7,500

•	Chairperson of Audit Committee — $20,000

•	Nominating, Corporate Governance or Independent Committee Non-Chairperson Member— $3,000

•	Chairperson of the Nominating, Corporate Governance or Independent Committee— $5,000
Non-Employee Directors will also receive $2,000 per meeting attended in person or telephonically that lasts over 1 hour. In addition, if the Audit Committee holds more than 5 meetings during any given calendar year, Audit Committee members will receive a $1,500 payment for each such additional meeting. If the Compensation Committee holds more than 5 meetings during any given calendar year, Compensation Committee members will receive a $1,000 payment for each such additional meeting. All meeting attendance fees are paid quarterly in arrears.
The Company will also reimburse directors for all normal out-of-pocket expenses incurred in connection with their attendance at Board of Directors and Committee meetings.
In addition, Non-Employee Directors will receive automatic annual grants of (i) an option to purchase 6,250 shares of common stock of the Company and (ii) 2,100 restricted stock units on the first day following the first regularly scheduled Board of Directors meeting in the calendar year. The options have an exercise price equal to the fair market value at the date of grant and are fully vested at grant and the resticted stock units vest on the third anniversary of the grant. The awards are subject to the terms and conditions of the Director’s Plan and the Company’s 2000 Long-Term Incentive Plan. The amended and restated Director’s Plan is filed as Exhibit 99.1 to this Form 8-K.
Grant of Restricted Stock Units to Non-Employee Directors
Pursuant to the terms of the Director’s Plan, on February 16, 2006, each of the following Non-Employee Directors received automatic grants of 2,100 restricted stock units: Donald P. Greenberg, Alan J. Hirschfield, Carl Spielvogel, and Allen R. Tessler. The restricted stock unit grants are subject to the 2000 Long-Term Incentive Plan and the award agreement substantially in the form of Exhibit 99.2 to this Form 8-K.
Item 9.01.      Financial Statements and Exhibits.
(c)      Exhibits.
99.1      Compensation Plan for Non-Employee Directors.
99.2      Form of Non-Employee Director Restricted Stock Unit Award Agreement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERACTIVE DATA CORPORATION
Date: February 22, 2006	By:	/s/ Steven G. Crane
		Name:	Steven G. Crane
		Title:	Executive Vice President and Chief Financial Officer